Exhibit 10.1

DEED OF AMENDMENT

Dated: 31 March 2022

Between:

(1)	Citibank Europe plc (the “Bank”);

(2)	AXIS Specialty Limited (“ASL”);

(3)	AXIS Re SE (formerly, AXIS Re Limited);

(4)	AXIS Specialty Europe SE (formerly, AXIS Specialty Europe Limited);

(5)	AXIS Insurance Company;

(6)	AXIS Surplus Insurance Company; and

(7)	AXIS Reinsurance Company,

(each a “Party” and together the “Parties”, and Parties (2), (3), (4), (5), (6) and (7) each a “Company” and together the “Companies”).

Re:     Committed Letter of Credit Facility letter – Facility Number 2 dated 27 March 2017 and entered into among the Bank and the Companies, as amended on 28 March 2018, 28 March 2019, 28 March 2020 and 1 April 2021 (the “Committed Facility Number 2 Letter”)

1.	Background

1.1.	The Parties have entered into the Committed Facility Number 2 Letter in connection with the Insurance Letters of Credit – Master Agreement (Form 3/CEP) dated 14 May 2010.

1.2.	The Parties have agreed to certain further amendments to the Committed Facility Number 2 Letter as detailed in this Deed on and from the Effective Date (as defined below).

1.3.	The terms and expressions defined in the Committed Facility Number 2 Letter shall have the same meanings when used in this Deed unless otherwise indicated.

2.	Effective Date

The amendments set out in this Deed shall take effect on and from 31 March 2022 (“Effective Date”).

3.	Amendments

With effect on and from the Effective Date, the Committed Facility Number 2 Letter shall be amended such that sub-paragraph 5.2(e) only (and not the paragraph following such sub-paragraph) shall be deleted and replaced with the following:

“(e) the tenor of the Credit extends beyond 31st March 2024.”

4.	Costs and expenses

Each Party shall bear its own costs and expenses in relation to the amendments agreed pursuant to the terms of this Deed.

5.	Affirmation and acceptance

5.1.	With effect from the Effective Date, the terms and conditions of the Committed Facility Number 2 Letter shall be read and construed by reference to this Deed and all references to the Committed Facility Number 2 Letter shall be deemed to incorporate the relevant amendments contained within this Deed and all references in the Committed Facility Number 2 Letter to “this Letter” and like references shall with effect from the Effective Date be references to the Committed Facility Number 2 Letter as amended by this Deed.

5.2.	In the event of any conflict between the terms of this Deed and this Committed Facility Number 2 Letter, the terms of this Deed shall prevail.

5.3.	For the avoidance of doubt, except as amended by the terms of this Deed, all of the terms and conditions of the Committed Facility Number 2 Letter shall continue to apply and remain in full force and effect.

5.4.	The Companies shall, at the request of Bank, do all such acts necessary or desirable to give effect to the amendments effected or to be effected pursuant to the terms of this Deed.

6.	Continuation of the Facility Documents

The Parties agree that, on and after the Effective Date:

(a)	each Facility Document (as defined in the Committed Facility Number 2 Letter) to which it is a party shall continue in full force and effect; and

(b)	each Pledge Agreement (as defined in the Committed Facility Number 2 Letter) to which it is a party shall continue to secure all liabilities which are expressed to be secured by it, and any security pledged thereunder shall extend to the Committed Facility Number 2 Letter, as amended pursuant to this Deed.

7.	Facility Document

The Parties designate this Deed as a Facility Document.

8.	Counterparts and effect as a deed

This Deed may be executed in counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute one and the same agreement. This amendment shall take effect as a Deed notwithstanding it is signed under hand by Bank.

9.	Third party rights

No person shall have any right to enforce any provision of this Deed under the Contracts (Rights of Third Parties) Act 1999.

10.	Governing law

This Deed (and any non-contractual obligation, dispute, controversy, proceedings or claim of whatever nature arising out of it or in any way relating to this Deed or its formation) shall be governed by and construed in accordance with English law. The Parties irrevocably submit the jurisdiction of the English Courts in respect of any dispute which may arise from or in connection with this Deed.

This Deed has been executed and delivered by the Companies as a deed and it has been signed by the Bank under hand, and shall take effect on and from the date specified above.

[Signatures follow]

Signatories to the Deed of Amendment

EXECUTED AS A DEED BY AXIS Specialty	Signed:	/s/ Peter J. Vogt
Limited (“ASL”)	Name:	Peter J. Vogt
Acting by a director	Title:	Director

In the presence of	Signature of Witness:	/s/ Nancy Vogt
	Name of Witness:	Nancy Vogt
	Address:	[Address]

EXECUTED AS A DEED BY AXIS Re SE (formerly	Signed:	/s/ Timothy Hennessy
AXIS Re Limited)	Name:	Timothy Hennessy
Acting by a director	Title	Director

In the presence of	Signature of Witness:	/s/ Fintan Mullarkey
	Name of Witness:	Fintan Mullarkey
	Address:	[Address]

EXECUTED AS A DEED BY AXIS Specialty	Signed:	/s/ Timothy Hennessy
Europe SE (formerly, AXIS Specialty Europe Limited)	Name:	Timothy Hennessy
Acting by a director	Title	Director

In the presence of	Signature of Witness:	/s/ Fintan Mullarkey
	Name of Witness:	Fintan Mullarkey
	Address:	[Address]

EXECUTED AS A DEED BY AXIS Insurance	Signed:	/s/ Andrew Weissert
Company	Name:	Andrew Weissert
Acting by a director	Title	Director

In the presence of	Signature of Witness:	/s/ John French
	Name of Witness:	John French
	Address:	[Address]

EXECUTED AS A DEED BY AXIS Surplus	Signed:	/s/ Andrew Weissert
Insurance Company	Name:	Andrew Weissert
Acting by a director	Title	Director

In the presence of	Signature of Witness:	/s/ John French
	Name of Witness:	John French
	Address:	[Address]

EXECUTED AS A DEED BY AXIS Reinsurance	Signed:	/s/ Andrew Weissert
Company	Name:	Andrew Weissert
Acting by a director	Title	Director

In the presence of	Signature of Witness:	/s/ John French
	Name of Witness:	John French
	Address:	[Address]

WE HEREBY CONFIRM OUR ACCEPTANCE ON BEHALF OF BANK:

For and on behalf of

Citibank Europe Plc

By:	/s/ Niall Tuckey
Name:	Niall Tuckey
Title:	Director